Effective January 1, 2016, the following sub-section entitled “Special Servicing Agreement” beneath the main heading "Management of the Fund" is hereby deleted in its entirety:

Special Servicing Agreement
Under a Special Servicing Agreement among MFS, each fund which invests primarily in other funds advised by MFS ("MFS Fund-of-Funds"), and the fund, the fund pays to MFSC a portion of the transfer agent-related expenses of each MFS Fund-of-Funds that invests in the fund, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of benefits realized or expected to be realized by the fund from the investment by the MFS Fund-of-Funds.

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